SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2011

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2011, VASCO Data Security International, Inc. (“VASCO”) and T. Kendall Hunt, VASCO’s Chairman of the Board of Directors and Chief Executive Officer (“Mr. Hunt”), entered into a letter agreement (the “Assignment Letter”) that outlines the terms and conditions of Mr. Hunt’s assignment (the “Swiss Assignment”) to the offices of VASCO Data Security International, GmbH (“VDSIG”) in Zurich, Switzerland effective October 1, 2011 (or earlier under certain circumstances). Mr. Hunt will continue to serve as Chairman and Chief Executive Officer of VASCO while he is located in Switzerland. The Assignment Letter was approved by the Compensation Committee of the Board of Directors of VASCO (the “Compensation Committee”).

The Swiss Assignment expires concurrently with the end of the Employment Period (as defined in the Amended and Restated Employment Agreement, dated as of December 15, 2010, by and between VASCO and Mr. Hunt (the “Employment Agreement”)). In addition to the compensation and benefits provided to Mr. Hunt under the Employment Agreement, the Assignment Letter provides for certain additional payments, benefits and reimbursements to be provided to Mr. Hunt and his spouse in connection with his relocation to Switzerland and repatriation at the end of the Swiss Assignment including, among other things:

•	Reimbursement for actual and reasonable expenses incurred in connection with the relocation to Switzerland and repatriation to the U.S. at the end of the Swiss Assignment;

•	An allowance of $100,000 to cover furniture and home location costs at the beginning of the Swiss Assignment;

•	Reimbursement for up to four home leave trips each 12 months during the Swiss Assignment;

•	Cost-of-living allowance of approximately $24,564 per month for costs of housing, utilities, transportation and goods and services, and which is to be reviewed annually;

•	Medical coverage in Switzerland; and

•	Tax return preparation and advisory services, tax equalization for income taxes, and a tax gross-up.

The above description of the Assignment Letter is qualified in its entirety by reference to the complete text of such agreement, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits. The following Exhibit is furnished herewith:

Exhibit Number	Description

10.1	Letter Agreement dated February 15, 2011, by and between VASCO Data Security International, Inc. and T. Kendall Hunt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2011	VASCO Data Security International, Inc.

/S/ CLIFFORD K. BOWN
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

The following Exhibit is furnished herewith:

Exhibit No.	Description

10.1	Letter Agreement dated February 15, 2011, by and between VASCO Data Security International, Inc. and T. Kendall Hunt